BRANDYWINE BLUE FUND, INC.

MANAGED BY FRIESS ASSOCIATES, INC.   QUARTERLY REPORT      DECEMBER 31, 1998

DEAR FELLOW SHAREHOLDERS:

 Your Fund grew more than 50 percent since October 8 through yesterday's close.

 But before we get too carried away, we want to acknowledge the shellacking many stocks experienced in the first week of October, which dampened an otherwise astounding December quarter. Despite that week, your Fund returned
18.9 percent this quarter.

 Early October's steep sell-off impacted your Fund. Financial stocks were hit particularly hard, as the market for asset-backed securities seized on the heels of the Long Term Capital and Crimii Mae debacles. Restricted access to capital cast doubt on the ability of some companies to fund growth during a crisis.

 Holdings such as Capital One, Metris Companies, Dime Bancorp and others -- which had been growing earnings by as much as 50 percent -- were sharply affected. Your research team exited companies unable to fund growth through this credit crunch since no asset-backed security market participants could project when the situation would stabilize. In retrospect, it would have been better to keep some of those stocks as they recovered in step with improvement in the asset-backed market.

 Thank you for your long-term view recognizing that liquidity-driven markets eventually end, allowing individual-company fundamentals to determine stock prices in the long run. Your tremendous rebound of 45.8 percent since the October 8 low to year end demonstrates that point dramatically. Thanks to a revived interest in fundamentals, our process yielded strong results as you can see below:
-------------------------------------------------------------------------------
                    BRANDYWINE BLUE FUND PERCENTAGE RETURNS
-------------------------------------------------------------------------------
                                                        Since
                       December     Year       5      Inception     OCTOBER 8
                        Quarter     1998     Years     1-10-91       TO DATE
-------------------------------------------------------------------------------
Brandywine Blue Fund     18.9       -1.0     97.0       296.9         51.9
                                          (14.5 Ann.)(18.9 Ann.)
-------------------------------------------------------------------------------

 Your relative annual performance reflects the frustrations we encountered in two isolated periods in 1998: our elevated cash position during several weeks in the March quarter and the events of the first week of the December quarter discussed above.

 Much of Corporate America continues to deliver the disappointing earnings that we first identified a year ago. Coca-Cola, Union Carbide, Rohm & Haas, Starwood Lodging, 3M, Boeing and many other notable companies have warned the investment community that they won't live up to analyst expectations. In fact, the same analysts who last January predicted earnings for the average S&P 500 company would grow by 10, 13, 15 and 19 percent in each of 1998's quarters now expect earnings to be up a mere 1 percent for the year.

 The market seems to have a more realistic outlook as 1999 begins. Seventy-three percent of the chief executive officers that are members of the American Business Conference say profits will be the same or lower this year. Now, more than any time in 1998, it is important to pick stocks with strong fundamentals based on real earnings performance, not hollow hopes and dreams.

 Our process continues to lead us to modestly-priced companies delivering new technology solutions that foster the Internet's growth, allowing sustained pricing flexibility in an increasingly deflationary environment. Companies such as Sun Microsystems, 3Com, and EMC Corp., selected by David Harrington, are providing innovative solutions that enable continued improvement in data and image transfer and storage in our newly networked world. During the quarter, these companies rose 30, 44 and 37 percent.

 Some other big gainers for you this quarter were Sterling Commerce, John Raagard's pick, up 63 percent and Amdocs Ltd., selected by Tripp Rudisill which jumped 51 percent. A.J. Berk's CSG Systems rose 43 percent and Andy Graves chose Brinker International which climbed 30 percent.

 The double-digit gains in the S&P 500 and the Nasdaq Composite in 1998 came despite weak earnings realities and incredible price-to-earnings multiples. The gains were also narrow, as investors preferred well-known names to companies with strong growth but more reasonable price earnings ratios.

 Looking ahead, your companies, by contrast, reflect solid fundamentals with earnings forecast to grow 38 percent over the next year compared to just 4 percent for the S&P 500 and 18 percent for the S&P MidCap stocks.

                                 EARNINGS GROWTH
                                            YOUR
                                         COMPANIES      S&P 500     S&P MIDCAP
                                         ---------      -------     ----------
 FORECAST INCREASE IN EARNINGS
    PER SHARE 1999 VS 1998                  38%            4%          18%

    ALL FIGURES ARE DOLLAR WEIGHTED. ANALYSIS BY BASELINE. DECEMBER 31, 1998.

 Half the S&P 500 index's 26.7 percent 1998 gain can be attributed to its 10 biggest contributors: Microsoft, Wal-Mart, Lucent, Intel, Cisco, Dell, IBM, Pfizer, Merck and GE. That group, which climbed 83.4 percent, has an average 1999 growth rate of 21 percent and a price-to-earnings ratio of 41.

 The 20 most-capitalized companies in the Nasdaq Composite were up 105 percent in 1998, while the 5,000-plus remaining Nasdaq stocks gained less than 8 percent. In fact, a study by Wilshire Associates found that were it not for the 250 most-capitalized companies in U.S. equity markets, U.S. stocks would have lost value in 1998.

 This environment was not conducive to your team's fundamentals-driven approach. Many quality holdings were unreasonably punished when broad factors took center stage. Take Providian Financial, which fell off a# m(c)ff when the unraveling of Long Term Capital shook equity markets late in the third quarter. The stock dropped more than 40 percent in the brief eight days between September 30 and October 8, yet there was no change in its earnings outlook.

 Less than a week later, Providian beat expectations by 5 percent, reporting a 70 percent increase in September-quarter earnings. Still, its stock price didn't return to its September 30 level until fears had subsided on November 5. Providian shares then soared 29 percent above their November 5 level through the end of the year.

 We are encouraged to see earnings playing a more dominant role in determining stock prices, but there are still certain developments that give us pause. Continued price appreciation among the S&P 500's largest stocks and frenzied demand for Internet stocks demonstrate that a large group of investors is still operating without regard to time-tested valuation models.

 The influence these overvalued stocks are having and will have on the indexes should not be underestimated. A Wilshire Associates analysis showed that nearly one-fifth of the Wilshire 5000 index's 21.7 percent gain could be attributed to Internet-driven issues -- the index includes every U.S.-headquartered publicly traded company.

 The magnitude of price gains among Internet stocks dwarfs run-ups during any previous speculative frenzy. If AOL, for example, were to grow earnings by 50 percent a year for the next five years, it would still sell at a multiple of more than 55 times earnings in 2004, assuming its price stayed constant. Amgen, which played a similar starring role in the biotechnology-stock craze early in the decade, was unable to sustainably break its year-end 1991 price level until 1995.

 The biotechnology sector should serve as an important lesson to Internet-stock investors. According to Securities Data Company, only 44 of the 101 biotechnology companies that went public in 1991 are publicly traded today. Nevertheless, Internet speculation continues with Internet IPOs producing first-day price gains five times greater than their biotechnology predecessors.

 The outlook for the broader U.S. economy is cautious. Corporate layoffs are accelerating as deflationary forces compel consolidation and other cost-cutting moves. Boeing, Citicorp and Lockheed Martin are just a few examples of companies that helped push the number of layoffs in 1998 beyond any previous year. According to consultant Challenger, Gray & Christmas, U.S. companies cut 677,795 jobs last year, surpassing the previous high set in 1993.

 The U.S. consumer remains resilient in light of low inflation and real wage increases reaching levels not seen since 1985. Your holdings in retailers such as Tiffany & Co. and The Gap benefited by offering the right mix of merchandise for today's selective shoppers. These stocks were each up more than 30 percent in the December quarter, reflecting the market's recognition of the strengths your research team isolated earlier.

 Additionally pressures are building on the Federal Reserve to reverse the liquidity injected to avert a full financial crisis in the fall. The December quarter's 15 percent M-2 money supply growth now compels the Fed to drain liquidity as it did in 1998's aftermath.

 Coming quarters could be impacted by political instability in Washington. As the Clinton scandal drags into a full-blown Senate trial, whether President Clinton is removed from office, resigns, or holds on, the number of potential implications escalates at home and abroad.

 With Congress and the White House focused on impeachment, we may react too slowly to the deteriorating situation in Brazil or some other crisis, as IMF action and other issues become mired in the hyper-politicized climate. This week, Friess researcher Jon Fenn is leading a fact-finding trip to South America that includes visits to Brazil, Argentina and Mexico. He and other teammates will meet with key executives in the energy, telecommunications and banking industries to get a first-hand feel for the region and establish contacts for the future.

 The deflationary environment squeezing most of the world's commodity exporters has not spared an economically-challenged Japan. Deflation resulting from a fast-rising yen -- making imports cheaper and exports more expensive -- may be the final ingredient that spoils that nation's long-simmering economic stew of deficit spending, inefficient capital markets, and sinking equity and real-estate values.

 A shock wave from Japan or South America could set off a chain reaction that trips up U.S. markets as we saw in August when money-center banks and hedge funds led a late-summer plunge in stock prices after Russia's devaluation. There is no doubt other Long Term Capital Managements and Crimii Maes exist that would roll over in this fragile environment on significant bad news.

 In this mixed setting, stock selection will determine your results. We are excited to have 20 industrious researchers working to uncover the next Dell, Cisco Systems or The Gap. Our expanded team allows each researcher to focus on about 12 companies, compared with as many as 25 companies a decade ago.

 Your research team has been focused on isolating companies with superior fundamentals in a difficult pricing environment for more than a year. This experience is paying off, as reflected by your recent gains. Our process may fall out of favor from time to time, but it is never outdated. Earnings drive stock prices and over time your results will reflect that.

 We're pleased to announce that Joe Fields, who has been a principal at Alex. Brown Capital for five years, joins our team this month. He was a member of the firm's operating and investment policy committees, as well as responsible for Alex. Brown Capital's institutional business. Before Alex. Brown, Joe spent 10 successful years in senior management positions with Salomon Smith Barney.

 In addition to his research insights, Joe will assist us in better serving our shareholders and the consultant community. We hope you will give us feedback on how we could more effectively communicate with you and fulfill your investment needs. Please critique your Fund's website at www.brandywinefunds.com and the message we record bi-monthly for you at 1-800-656-3017.

 If you invest with us via a third party broker, bank, or financial advisor, we would gladly add the appropriate person you deal with there to our list and also get a better idea of those firms and individuals who are our partners in realizing your personal investment strategy. Please let us know of your existence, too, as the large "fund supermarkets" we participate in do not forward your name and address to us; we always welcome the opportunity to serve each shareholder even more effectively by putting you on a direct mailing list.
                                                           ------

 We're delighted that the enclosed Investor's Business Daily article heralds our process and the companies impacting your recent performance. Since that article, we repurchased Nokia, which has climbed 51 percent from its purchase price.

 Additionally, we're grateful that Don Phillips, president of mutual fund tracking firm Morningstar, in late December recommended your sister Brandywine Fund for 1999 during a USA Today interview. It is also exciting to see a top international financial consulting firm, whose business is analyzing money managers, commit an additional $3.9 million of its pension monies recently in Brandywine Funds alongside the more than $30 million of our own firm's pension assets, and all of my personal equity investments.

 Thanks for giving us the opportunity to serve you and sticking with us to benefit from the fundamentals-driven environment we now encounter. We look forward to maintaining our positive momentum into 1999 just as much as you do.

God Bless!

/s/ Foster Friess

Foster Friess
President

January 12, 1999

FELLOW SHAREHOLDERS . . .

 It's 7 A.M. Tuesday, December 22. The Saint Clare Medical Van is parked in front of the Emmanuel Dining Room soup kitchen, one block North of Interstate 95 in Wilmington, Delaware. An anxious group of homeless men, single mothers and recent immigrants is already forming a line outside the 35-foot mobile unit. For the past six years, this has been one of several weekly stops for fellow shareholder Dr. Thom Scott, who offers free medical care to those in need.

 After a brief prayer with his staff, Dr. Scott opens the door to the hulking vehicle with a smile, ready to deliver a dose of spiritual encouragement along with his medical expertise. This is just what Dr. Scott had in mind when he promised God he would start tending to the poor after attending a Christian Medical and Dental Society conference in 1991.

 "I've never had so much fun and enjoyment, but I've also never worked so hard," the 72-year-old doctor says with a chuckle. He adds, "There is a great sense of fulfillment in helping people so vulnerable and being able to carry out the teachings of Galatians 6:2." The verse reads "Carry each other's burdens, and in this way fulfill the law of Christ."

 The medical van's success has been a lesson in faith for all involved. Dr. Scott explained how "God provided for all of our needs from the very beginning, even when at times we didn't have two nickels to rub together." Four foundations bought into the idea of the mobile clinic and purchased the van. It is sustained by St. Francis Hospital and private donations from individuals, churches and organizations.

 Each day, the staff treats approximately 26 people without medical insurance. High blood pressure, asthma, diabetes, skin ailments and respiratory infection are common illnesses among the transient population of the inner city. Some patients are HIV-positive, drugs addicts or victims of gang violence. More than 30,000 patient visits have been logged since the van started making rounds in April 1992.

 "We offer care with no strings attached and minister to the entire person -- mind, body and soul," Dr. Scott says. "I've seen people be given new leases on life."

 Just recently, a fellow named Sam came to the van in dire need of sinus surgery. As with any surgical procedure, Dr. Scott referred him to a local surgeon. The doctor, who performed the operation pro bono, was so impressed with Sam's attitude and enthusiasm that he offered him a job in his office.

 Twenty-seven percent of the patients are children. "It was overwhelming to find so many women and children coming to the van," Dr. Scott says. "It saddens my heart to see little boys and girls not getting basic medical care. It's just not right."

 The care doesn't end when a patient leaves the van. On Sunday morning, Scott and others drop by local shelters to pick people up for church. Scott and his wife Catherine often invite patients to their home for a meal after church. "These people were made in the image of God and they should be treated with dignity and respect," Dr. Scott says. "I consider them good friends."

 This year Dr. Scott's work and vision was replicated in six inner cities nationwide and plans have been drawn up for three more cities in 1999. We're grateful to have Dr. Scott invest with us in your sister fund, Brandywine.

 The new vans have painted on them this message taken from 2 Kings 20:5: "I have heard your prayers and seen your tears. I will heal you."

                                                                    -Adam Rieger

JOHN . . .

 New to your trading desk, but certainly not the industry, is John Walter, who came on board in July. Three years on the desk at BT Alex Brown in Baltimore followed trading at CS First Boston in Philadelphia for seven years. Jack Fraser, one of Friess Associates' top management and investment leaders, worked closely with John at First Boston and knew what a great addition he would be to our own trading efforts.

 "John's experience on the sell side helps round out the desk," Jack explains. "During our years together at First Boston I was always impressed by John's ability to not only find the other side of the trades he was executing but also by how adept he was at getting the best possible price. That experience translates well for our shareholders and clients."

 Also helpful is John's working relationships with several of the brokers he now trades with here at Friess. Having a rapport already established with some of our key contacts made his transition especially smooth.

 Having known Friess Associates for 10 years made the decision to come on board an easy one. John relates, "I always respected the Friess strategy and performance, and admired every person I'd gotten to know there." That group included all of the traders. "It's a Osmall world' in the trading business, and I was fortunate to become friends with many folks at Friess over the years," John continues.

 There were few firms on the buy side John would consider working for, and Friess Associates was top on that select list. "It's rewarding now to see the trades I execute benefiting our clients and shareholders. I was glad to give up the mercenary style of the sell-side, where I covered more than 30 accounts. The closer contact is a welcome change."

 Away from the desk, John's favorite activities are those spent with his wife of 10 years, Bonnie, and their three sons. They are busy keeping track of Johnny, 7, Alex, 5, and Jake, 1. Johnny and Alex play soccer, and John likes being their amateur coach. Were they playing football, John would consider himself a much more proficient coach given his four years under Joe Paterno's tutelage at Penn State where he played linebacker and tight end. John was part of Penn State's National Championship team in 1982, and counts that as one of his most memorable and exciting experiences. He graduated with a BS in Engineering in 1985 and earned an MBA in 1987.

 John enjoys all sports and is just now experimenting with his golf game. He'll eagerly pack up for a fishing trip, and if there's a project to complete, John jumps right in! He refinishes furniture and tackles any other Bob Vila-esque task at their summer residence on the Jersey shore.

 "These first six months at Friess Associates have been a great learning experience for me with the market's volatile swings," John says. "This kind of environment reflects how trading can be every bit as important as the research effort, which makes my job all the more meaningful."

                                                                - Rebecca Buswel

EXTERNAL RESEARCH RESOURCE . . .

 Indianapolis-based Jon Evans has been in the investment business for nearly 10 years. Before joining the Friess Associates network of outside resources in 1994, he helped run variable annuity funds at Conseco Capital Management for more than three years, employing the same type of research strategy, seeking accelerating growth. During his time at Heartland Capital Management, he came to know some of the folks here at Friess, and began thinking how he could be part of our efforts on behalf of our clients and shareholders.

 "The biggest strength I'd come to recognize in the Friess strategy was isolating inflection points (points of change) in stocks or finding a stock that all of a sudden goes from growing 5-10 percent to upwards of 20-25 percent before the Street catches on. Once they do," Jon continues, "positive revisions are made and Friess' clients and shareholders reap the rewards of the subsequent price advances." Jon enjoys being part of this effort and seeks companies where both earnings and multiples are understated. "When the model is better understood and they both increase, the potential for the stock's growth is huge. It's so exciting to see that happen."

 A good example of that is Family Dollar Stores, which your Fund bought at an inflection point after the store instituted its everyday low pricing concept. No longer reliant on the "opium" of retail -- the weekly circular detailing special sales -- same store sales have been beating expectations for 38 straight months. Jon also says when Family Dollar began offering more weekly consumable goods like detergent, food items, and household supplies as well as more basic, everyday apparel articles like shoes, customer traffic increased, and sales accelerated.

 Senior researcher David Harrington is quick to recognize Jon's stock-picking savvy. "Jon has provided research on several big winners for us, including Family Dollar, Rent Way, and JB Hunt Transportation. His familiarity with the type of research we do made him an ideal candidate to add to the external research network we've implemented. Jon is a key player in finding just the kind of stocks we want for Brandywine Blue and every client's portfolio."

 Chief among Jon's hobbies out of the office is running around after his three little ones. With Timmy, 3, Jacob 2, and infant Will, Jon and his wife Katie find very few moments of precious free time. When he does manage to grab a moment or two, Jon enjoys all sports, especially football, basketball and baseball. Jon is excited for warm weather to arrive in the spring so he can make good use of the catcher's mask he just bought for Timmy.

 Armed with a degree in Finance from Butler University, Jon is astute at reading between the lines on a company's financial reports and picking up on trends someone else might miss. "This kind of teamwork is integral to the research effort," explains Bill D'Alonzo. "Everyone is eager to share their insights with others on the team for the collective benefit of our shareholders. We're thrilled that Jon's a part of our extended research team."

                                                               - Rebecca Buswell

ON THE CUTTING EDGE . . .

YOUR COMPUTER WILL BE LISTENING TO YOU

General Magic has a product called Portico which lets users call in to retrieve voice and e-mail messages. A computerized voice reads the messages back. The speech recognition software can be synchronized with a desktop computer or with electronic devices such as the PalmPilot. Another speech recognition company, Lernout & Hauspie, has plans to add speech recognition to its translation software. Right now iTranslator lets a company translate the text on its website in almost real-time to Spanish, German, and French. In the future, the company foresees people speaking into the computer and the software will translate the speech into text in another language. But that's still a few years away!

YOUR TELEVISION MAY BE LEAKING

Appliances such as TVs, garage door openers, and battery rechargers drain power even when not being used. The energy loss from such devices in U.S. homes alone adds up to billions of watts per year. Power Integrations in Sunnyvale, California has a new chip that can cut up to 90 percent of the juice that flows into unused equipment. The company's TinySwitch senses when cordless appliances are inactive and shuts them down. Nokia plans to use the chips in future AC adapters for their cell-phones. The switch could also reduce carbon dioxide emissions.

BANDAID ADHESIVES WON'T MAKE YOU FLINCH IN THE FUTURE

Removing medical dressings that use adhesives is a particular problem for patients with fragile skin, such as the elderly. In some cases, it even strips off layers of skin. Scientists at Smith & Nephew Research Centre in York, England have developed a light-switchable, pressure-sensitive adhesive that enables a wound dressing to be removed without pain. The dressing is backed by two layers laminated together, one opaque and the other transparent to visible light. When the top opaque layer is peeled away, light deactivates the adhesive, allowing the dressing to be removed painlessly.

HIGHLIGHTS . . .

APPAREL & SHOES

THE GAP is a household name bringing to mind images of classically-styled, high-quality casual clothing for men, women, and children. It seems every mall in this country has a Gap store, attracting fashion-conscious consumers looking for anything from a simple pair of jeans to a stylish pair of shoes.

In addition to its Gap, GapKids, and babyGap stores, your company sells the Old Navy and Banana Republic brand names, extending its reach to value-oriented customers as well as those willing to pay a little more for a high-fashion look.

Currently The Gap's 2,140 stores in the U.S., Canada, the UK, Europe and Japan are performing above Street expectations. Especially impressive are international sales with Japan, Canada and the UK seeing more than 20 percent increases.

The stores' success drives revenue and earnings growth. In the October quarter, earnings were up 48 percent to $.40 from $.27 on revenue increases of 36 percent. Its unique advertisements featuring well-known performers such as Johnny Mathis and Lena Horne, as well as those dancers "swinging" in Gap khakis seem to be working.

Purchased for you in September, shares sell today 46 percent higher at $56.

COMPUTER & RELATED

When you open up your telephone, cable TV, or cellular phone bill, you might be looking at a product made by AMDOCS LTD. Your company supplies billing software to companies like Southwestern Bell, AT&T, Bell South, and Netcom to track customer usage of their services.

Don Haharav, CFO, said that Amdocs' new software billing system landed the company several significant new contracts recently, including France Telecom and Rogers Cantel of Canada.

As the communications industry continues to consolidate, more companies will have to integrate their billing systems into one platform and Amdocs is the leader in this industry, with 80 percent of its calendar year 99 revenues already in backlog.

Earnings were $.06 last quarter on revenues of $117 million. Analysts expect that in the current December quarter, as Amdocs marks its first year as a publicly traded company, earnings will be up 45 percent to $.09 from $.06 last year.

Selling at $17, your shares purchased in September jumped 56 percent.

LEISURE & ENTERTAINMENT

How frustrating is it to come home, expecting to watch a program you'd recorded, only to find you had not properly set your VCR? Well, thanks to Henry Yuen, CEO of GEMSTAR INTERNATIONAL GROUP, you may never have to experience that same frustration again. Henry launched Gemstar after he disappointingly realized that instead of recording an important Red Sox game he taped a screen full of "snow."

Gemstar's primary product is VCR Plus+, the videorecording system dubbed "so easy to use even the family dog could master it." VCR Plus+ is world standard for VCR programming allowing users to record a television show simply by entering a numeric code which is published in television program guides. Customers love the feature-rich, user-friendly product enabling them to select a show, enter the code, and voila, the programming is complete.

Other systems your company offers include automatic on-screen indexing and playback of home-recorded videotapes, interactive electronic television guides, and interactive advertising systems. Licensees RCA, Proscan, Magnavox, and Sony incorporate Gemstar's popular technology into their own TVs, digital cable modems and VCRs.

Last quarter revenues climbed 34 percent, driving earnings up 40 percent to $.29.

Your shares are $57 today, up 40 percent from $41 when purchased in September.

SOFTWARE

When a company like Lucent Technologies, Hewlett Packard, or Cisco Systems starts developing new software programs, they turn to RATIONAL SOFTWARE.

Your company makes software products for each phase of software development, from initial analysis of what the new program should do, through detailed design, testing, and maintenance.

Rational is one of a few companies that has the only full suite of software development tools and customers are buying multiple sets of tools to get their bug-free quality products to the market quickly and efficiently.

Your company's sales are driven by Fortune 1000 companies seeking to develop web-based products to utilize the Internet. CEO Paul Levy told us recently that custom website development work tripled from a year ago and now represents more than 10 percent of revenues.

Besides those mentioned above, other customers include Eastman Kodak, Ericsson, Ford Motor Company, Goldman Sachs and Boeing.

Beating analysts' estimates for the second straight quarter, your company reported earnings of $.14 in September, compared with a loss last year. Revenues were up 26 percent.

Rising 68 percent since purchase in April, your shares now sell at $26.50.

TOP TEN . . .

Three of your four largest groups jumped up significantly during the quarter. Computer & Related moves up from number five last quarter to number one, Software climbed all the way from number ten to number three, and Communications joins the Top Ten at number four.

  With new position in Converse Technology, NCR Corp. and Sterling Commerce your Computer & Related category grew from 8.7 percent to 13.8 percent. These companies have already provided a $2.3 million boost to your portfolio. The addition of Oracle Corp. and Saville Systems also helped push this category to the top spot.

  Software companies Electronics for Imaging, Parametric Technology, Symantec Corp., and Check Point Software together saw gains of more than $3 million since joining your Fund. The purchase of BMC Software also contributed to this group's growth from 5.0 percent in September to 10.7 percent currently.

  You added several new Communications companies to your portfolio, bringing this category to 10.2 percent from 3.3 percent in September. AT&T, Century Telephone, Frontier Corp., General Instrument, and Scientific-Atlanta together gained $3.3 million since purchase. The addition to your Nokia holding and its subsequent $6.5 million gain also helped.

  Financial/Business Services was bumped up one slot to the number two position with 11.3 percent from 10.6 percent in September. You added Allmerica Financial, Bank One Corporation, The CIT Group, and Valassis Communications, filling the void left when your large position in Capital One Financial was sold.

  Completing your Top Ten is the new group Semiconductor & Related, with 3.7 percent. Advance Micro Devices, DSP Communications, Sanmina Corp., and SCI Systems are new to your portfolio.

                            TOP TEN INDUSTRY GROUPS

COMPUTER & RELATED                                        13.8%
FINANCIAL/BUSINESS SERVICES                               11.3%
SOFTWARE                                                  10.7%
COMMUNICATIONS                                            10.2%
SPECIALTY RETAILING                                        8.5%
NETWORKING                                                 7.5%
APPAREL & SHOES                                            6.4%
MACHINERY & MICSCELLANEOUS MANUFACTURING                   5.5%
MEDICAL & RELATED                                          4.8%
SEMICONDUCTOR & RELATED                                    3.7%
CASH                                                       2.4%
ALL OTHERS                                                15.2%

LAS VEGAS OR BUST . . .

 The 7th Annual Louis Rukeyser Investment Conference will be held February 27-28, 1999 at the MGM Grand in Las Vegas. Foster will be a guest speaker again this year on a panel with six fellow money managers. He will be speaking on Saturday, February 27 from 1:00-2:30 PM on the topic of "Investing for the Next 12 Months."

 Additionally, this year Friess Associates will have a booth at the conference staffed with several of the folks working for your Fund. If you are planning on attending the Rukeyser Investment Conference, please let us know. We'd sure like to meet any of our fellow shareholders in person!

ALL IS NOT ROSES . . .

 Even in a strong quarter like this one, some stocks underperform, regardless of underlying fundamentals or earnings prospects. There were eleven companies that dropped more than $750,000 apiece this quarter.

 Capital One Financial was your biggest disappointment, losing $5.5 million after a sudden collapse in the asset-backed securitization market. Compaq Computer lost $4.2 million when earnings were revised from the September quarter. Concerns that its Radio Shack stores would have weaker sales in November caused Tandy Corp. to drop $1.5 million.

 Best Buy's $1.4 million decrease resulted initially from "recession fears" in October. Consumer electronic companies tend to do very poorly in a recession environment, and the stock suffered from the news. A $1.2 million decline in Tech Data Corp. was mainly precipitated by its competitor Ingram Micro preannouncing that it would have a bad quarter. A general economic slowdown in the fourth quarter and fears of its continuing into 1999 signaled potential problems for Ethan Allen which declined $1.2 million.

 Apple Computer and Comp USA dropped more than $920,000 each, while Tellabs and Gateway 2000 fell over $830,000. Household International rounds out the group, dropping $754,000. All these companies were sold from your portfolio.

 The bright spot is the gains from just your top five winning stocks more than made up for the total losses of those eleven companies. Nokia Corp. gained $6.5 million, Providian Financial was up $5.9 million, and 3Com Corp. rose $5.8 million. Sun Microsystems and EMC Corp. each rose $5.7 million.

 Ascend Communications also shone with a $5.6 million jump, and Tyco International was up $5.2 million. The Gap saw a $4.3 million gain, Genzyme rose $3.2 million, Biogen was up $2.7 million, and Advanced Micro Devices jumped $2.4 million. MCI WorldCom and Lucent Technologies enjoyed gains of over $2 million.

 Seagate Technology, SCI Systems, Dayton Hudson, Sterling Commerce and General Instrument each rose more than $1.5 million apiece, and 12 other companies increased by more than $750,000.

                           BRANDYWINE BLUE FUND, INC.
                             STATEMENT OF NET ASSETS
                                December 31, 1998
                                   (Unaudited)
                                                                    QUOTED
                                                                    MARKET
    SHARES                                            COST       VALUE(B)<F2>
    -------                                           ----      -------------

COMMON STOCKS - 97.6% (A)<F1>

             APPAREL & SHOES - 6.4%
    142,000  Gap, Inc.                            $ 5,231,955     $ 7,987,500
     50,000  Intimate Brands, Inc.                  1,538,745       1,493,750
     82,500  Ross Stores, Inc.                      2,792,190       3,248,438
    250,000  TJX Companies, Inc.                    6,525,682       7,250,000
     48,100  Tommy Hilfiger Corp.                   2,745,311       2,886,000
                                                  ------------   ------------
                                                   18,833,883      22,865,688
                  THIS SECTOR IS 21.4% ABOVE YOUR FUND'S COST.

             AUTOMOTIVE & RELATED - 1.6%
     71,800  Federal-Mogul Corp.                    4,116,477       4,272,100
     21,600  SPX Corp.                              1,347,174       1,447,200
                                                  ------------   ------------
                                                    5,463,651       5,719,300
                  THIS SECTOR IS 4.7% ABOVE YOUR FUND'S COST.

             COMMUNICATIONS - 10.2%
     39,000  AT&T Corp.                             2,270,551       2,934,750
     20,800  Century Telephone Enterprises, Inc.    1,172,576       1,404,000
    172,300  Frontier Corp.                         5,161,099       5,858,200
    162,100  General Instrument Corp.               3,966,451       5,501,350
    143,700  Nokia Corp. "A" ADR                   11,498,625      17,306,940
    153,300  Scientific-Atlanta, Inc.               3,174,806       3,497,233
                                                  ------------   ------------
                                                   27,244,108      36,502,473
                  THIS SECTOR IS 34.0% ABOVE YOUR FUND'S COST.

             COMPUTER & RELATED - 13.8%
    125,500  Amdocs Limited                         1,379,442       2,149,187
     25,000  Comverse Technology, Inc.              1,238,500       1,775,000
     95,000  EMC Corp. (Mass.)                      3,591,181       8,075,000
     25,000  NCR Corp.                              1,009,370       1,043,750
    161,600  Oracle Corp.                           7,144,562       6,969,000
     23,000  Saville Systems PLC IREL-SP ADR          477,250         437,000
    545,200  Seagate Technology, Inc.              14,235,429      16,492,300
    100,000  Sterling Commerce, Inc.                2,758,260       4,500,000
     91,900  Sun Microsystems, Inc.                 4,369,328       7,868,938
                                                  ------------   ------------
                                                   36,203,322      49,310,175
                  THIS SECTOR IS 36.2% ABOVE YOUR FUND'S COST.

             FINANCIAL/BUSINESS SERVICES - 11.3%
     49,400  Allmerica Financial Corp.              2,547,150       2,859,025
    203,500  Bank One Corp.                        10,834,658      10,391,320
     75,000  The CIT Group, Inc.                    2,025,000       2,385,975
     75,500  Concord EFS, Inc.                      2,913,082       3,199,313
     47,200  First American Financial Corp.         1,435,299       1,516,300
     50,000  NOVA Corp./Georgia                     1,500,000       1,734,400
    225,300  Providian Financial Corp.             10,487,126      16,897,500
     23,800  Valassis Communications, Inc.          1,145,932       1,228,675
                                                  ------------   ------------
                                                   32,888,247      40,212,508
                  THIS SECTOR IS 22.3% ABOVE YOUR FUND'S COST.

             FOOD/RESTAURANTS - 2.6%
     88,700  Brinker International, Inc.            2,079,966       2,561,212
     87,400  U.S. Foodservice, Inc.                 3,742,736       4,282,600
     46,900  Whole Foods Market, Inc.               2,237,265       2,268,788
                                                  ------------   ------------
                                                    8,059,967       9,112,600
                  THIS SECTOR IS 13.1% ABOVE YOUR FUND'S COST.

             LEISURE & ENTERTAINMENT - 2.6%
    129,600  Gemstar International Group Limited    5,290,048       7,419,600
     40,000  Harley-Davidson, Inc.                  1,393,142       1,895,000
                                                  ------------   ------------
                                                    6,683,190       9,314,600
                  THIS SECTOR IS 39.4% ABOVE YOUR FUND'S COST.

             MACHINERY & MISCELLANEOUS MANUFACTURING - 5.5%
     32,900  The Dial Corp.                           824,231         949,987
    245,600  Tyco International Ltd.               13,645,656      18,527,573
     11,400  Wallace Computer Services, Inc.          296,732         300,675
                                                  ------------   ------------
                                                   14,766,619      19,778,235
                  THIS SECTOR IS 33.9% ABOVE YOUR FUND'S COST.

             MEDICAL & RELATED - 4.8%
    200,000  Foundation Health Systems, Inc.        2,729,592       2,387,600
    207,300  Genzyme Corp. (General Division)       7,072,501      10,313,175
     62,600  Humana Inc.                            1,243,743       1,115,094
     79,900  United Healthcare Corp.                3,636,385       3,440,734
                                                  ------------   ------------
                                                   14,682,221      17,256,603
                  THIS SECTOR IS 17.5% ABOVE YOUR FUND'S COST.

             MISCELLANEOUS - 3.1%
     30,000  Blyth Industries, Inc.                 1,032,891         937,500
     16,000  Mohawk Industries, Inc.                  450,960         673,008
     51,500  Shaw Industries, Inc.                  1,151,669       1,248,875
    172,700  Waste Management, Inc.                 7,729,909       8,052,138
                                                  ------------   ------------
                                                   10,365,429      10,911,521
                  THIS SECTOR IS 5.3% ABOVE YOUR FUND'S COST.

             NETWORKING - 7.5%
    302,200  3Com Corp.                             8,071,688      13,542,488
    136,300  Ascend Communications, Inc.            4,863,567       8,961,725
    235,600  FORE Systems, Inc.                     4,423,783       4,314,543
                                                  ------------   ------------
                                                   17,359,038      26,818,756
                  THIS SECTOR IS 54.5% ABOVE YOUR FUND'S COST.

             PHARMACEUTICALS - 2.6%
     44,600  AmeriSource Health Corp.               2,412,485       2,899,000
    118,500  Forest Laboratories, Inc.              5,576,243       6,302,778
                                                  ------------   ------------
                                                    7,988,728       9,201,778
                  THIS SECTOR IS 15.2% ABOVE YOUR FUND'S COST.

             SEMICONDUCTOR & RELATED - 3.7%
    125,800  Advanced Micro Devices, Inc.           2,759,549       3,640,400
     50,000  DSP Communications, Inc.                 751,650         765,650
     41,700  Sanmina Corp.                          2,120,197       2,606,250
    103,700  SCI Systems, Inc.                      4,161,237       5,988,675
                                                  ------------   ------------
                                                    9,792,633      13,000,975
                  THIS SECTOR IS 32.8% ABOVE YOUR FUND'S COST.

             SOFTWARE - 10.7%
    210,100  BMC Software, Inc.                     9,882,457       9,362,686
     42,900  Citrix Systems, Inc.                   2,085,249       4,164,003
     35,600  Check Point Software
              Technologies Ltd.                     1,368,151       1,630,943
     15,300  Electronic Arts Inc.                     687,068         858,712
    111,500  Electronics for Imaging, Inc.          3,062,453       4,480,962
    722,600  Parametric Technology Corp.           10,398,323      11,742,250
     92,200  Rational Software Corp.                1,451,410       2,443,300
    118,200  Sterling Software, Inc.                1,739,917       3,198,847
     12,500  Symantec Corp.                           248,437         271,875
                                                  ------------   ------------
                                                   30,923,465      38,153,578
                  THIS SECTOR IS 23.4% ABOVE YOUR FUND'S COST.

             SPECIALTY RETAILING - 8.5%
     85,800  BJ's Wholesale Club, Inc.              3,307,026       3,973,655
    545,500  Cendant Corp.                         10,695,194      10,398,867
     73,500  Circuit City Stores-
              Circuit City Group                    3,115,329       3,670,443
    203,900  Dayton Hudson Corp.                    9,249,656      11,061,575
     25,000  Tiffany & Co.                            995,897       1,296,875
                                                  ------------   ------------
                                                   27,363,102      30,401,415
                  THIS SECTOR IS 11.1% ABOVE YOUR FUND'S COST.

             TRANSPORTATION & RELATED - 2.7%
     85,000  ASA Holdings, Inc.                     3,102,502       2,592,500
    134,200  Gulfstream Aerospace Corp.             6,858,930       7,146,150
                                                  ------------   ------------
                                                    9,961,432       9,738,650
                  THIS SECTOR IS 2.2% BELOW YOUR FUND'S COST.

             Total common stocks                  278,579,035     348,298,855
                                                  ------------   ------------

SHORT-TERM INVESTMENTS - 3.0% (A)<F1>
             COMMERCIAL PAPER  - 1.4%
 $5,000,000  American General Finance ECN,
             due 01/04/99, discount of 5.42%        4,997,742       4,997,742

             VARIABLE RATE DEMAND NOTES - 1.6%
  5,741,264  Firstar Bank U.S.A., N.A.              5,741,264       5,741,264
                                                  ------------   ------------
             Total short-term investments          10,739,006      10,739,006
                                                  ------------   ------------
             Total investments                    $289,318,041    359,037,861
                                                  ------------
                                                  ------------
             Liabilities, less cash and
             receivables (0.6%) (A)<F1>                           (2,214,861)
                                                                 ------------
               NET ASSETS                                        $356,823,000
                                                                 ------------
                                                                 ------------
             Net Asset Value Per Share
             ($0.01 par value 100,000,000
             shares authorized), offering
             and redemption price
             ($356,823,000 /13,768,991
             shares outstanding)                                       $25.91
                                                                       ------
                                                                       ------

(a)<F1> Percentages for the various classifications relate to net assets.
(b)<F2> Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Short-term investments are valued at amortized cost which approximates quoted market value.

NEW FUND DIRECTOR . . .

 In December, we welcomed a fourth Director to your Fund. We're thrilled to have Marvin N. "Skip" Schoenhals join Foster, Jack, and Stig and serve on the Board of Directors for Brandywine Blue Fund. Skip is Chairman, President and Chief Executive Officer of WSFS Financial Corp., in Wilmington, Delaware. Skip joined WSFS in 1990 as President and Chief Executive Officer. He was named Chairman in 1992. Please look for a complete story on Skip in next quarter's report. We know you'll quickly see why we're confident he'll be a real asset to all our fellow shareholders.

                               BOARD OF DIRECTORS

                                 John E. Burris
                                    Chairman
                               Burris Foods, Inc.
                                Milford, Delaware

                                Foster S. Friess
                                    President
                             Friess Associates, Inc.
                                Jackson, Wyoming

                                   Stig Ramel
                                Former President
                                Nobel Foundation
                                Stockholm, Sweden

                              Marvin N. Schoenhals
                                    Chairman
                              WSFS Financial Corp.
                              Wilmington, Delaware

                      P.O. Box 4166, Greenville, DE 19807

   (800) 656-3017           www.brandywinefunds.com          bfunds@friess.com

Investment Adviser: FRIESS ASSOCIATES, INC.
Independent Accountants: PRICEWATERHOUSECOOPERS LLP
Custodian, Transfer Agent: FIRSTAR TRUST COMPANY
Legal Counsel: FOLEY & LARDNER

              OFFICERS: Foster S. Friess, President and Treasurer;
Lynda Campbell, Vice President and Secretary; William D'Alonzo, Vice President;
            John Fraser, Vice President; Carl Gates, Vice President;
        Andrew Graves, Vice President; David Harrington, Vice President;
         John Ragard, Vice President; and Paul Robinson, Vice President

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Brandywine Blue Fund unless accompanied or preceded by the Fund's current prospectus. Past performance is not indicative of future performance. Investment return and principalvalue of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Report editor: Rebecca Buswell     Report Staff: Chris Aregood, Margaret Barton,
                                   Adam Rieger, Jennifer Weldon